SECURITIES AND EXCHANGE COMMISSION

                		     Washington, D.C.  20549



                       			    FORM 8-K



                       			 CURRENT REPORT
          	     Pursuant to Section 13 or 15(d) of the
                		 Securities Exchange Act of 1934

           	Date of Report (Date of earliest event reported):

                      			  July 21, 1997

               		     FINGERHUT MASTER TRUST
               		   FINGERHUT RECEIVABLES, INC.
          	   (Originator of the Fingerhut Master Trust)
        (Exact name of registrant as specified in its charter)


      Delaware                 033-77780            41-1783128
  (State of Incorporation) (Commission File Number) (IRS Employer
		                                            				  Identification No.)


       4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
 	            (Address of principal executive offices)

			                        (612) 936-5035
          (Registrant's telephone number, including area code)





		                   FINGERHUT RECEIVABLES, INC.

		                   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

        	   Ex.  20.a      Series  1994-1 June Certificateholders'
                      			  Statement


			                        SIGNATURE


       	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        				     FINGERHUT RECEIVABLES, INC.



                       				     By  /s/James M. Wehmann
                          					 President and Treasurer




Dated:  July 21, 1997